Exhibit 10.18.1

EXECUTION VERSION

FIRST AMENDMENT TO INVESTMENT AGREEMENT

This First Amendment, dated as of October 5, 2020 (this “Amendment”), to the Investment Agreement (as defined below) is entered into by and among Agilon Health Topco, Inc., a Delaware corporation (the “Company”), The New Economy Fund (“New Economy”) and SMALLCAP World Fund, Inc. (“SMALLCAP” and together with New Economy, the “Purchasers” and each, a “Purchaser”). The Company and each Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Company and the Purchasers are party to the Investment Agreement, dated January 4, 2019 (as amended from time to time, the “Investment Agreement”), pursuant to which the Company issued, and each Purchaser acquired, Common Stock of the Company as set forth therein;

WHEREAS, under Section 6.1 of the Investment Agreement, the Purchasers have certain information rights;

WHEREAS, Section 7.9 of the Investment Agreement requires the Company and each Purchaser to agree in writing to any amendments to the Investment Agreement; and

WHEREAS, the Parties desire to amend the Investment Agreement to provide for the expiration of the information rights set forth in Section 6.1 of the Investment Agreement upon the occurrence of an IPO.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Investment Agreement.

2.    Amendment to the Investment Agreement. As of the date hereof, the first sentence of Section 6.1(a) of the Investment Agreement is hereby amended and restated in its entirety as set forth below:

“(a) From and after the Closing and until the earlier to occur of (x) the relevant Purchaser no longer owning any Purchased Shares and (y) the consummation of an IPO, the Company shall deliver to such Purchaser the following information (collectively, “Company Information”):”

3.    Date of Effectiveness; Limited Effect. This Amendment shall become effective as of the date first written above. Except as expressly provided in this Amendment, all of the terms and provisions of the Investment Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties thereto. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Investment Agreement or as a waiver of or consent to any further or future action on the part of any Party that would require the waiver or consent of any other party. On and after the date hereof, each reference in the Investment Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Investment Agreement as amended by this Amendment.

4.    Miscellaneous. Sections 7.3 (Specific Performance), 7.4 (Notices), 7.5 (No Assignment; Binding Effect), 7.6 (Entire Agreement), 7.7 (Confidentiality), 7.9 (Amendments, Supplements, Etc.), 7.10 (Headings and Captions), 7.11 (Counterparts), 7.12 (Governing Law; Jurisdiction; Venue), 7.13 (Further Assurances), 7.14 (Third-Party Beneficiaries) and 7.15 (Severability) of the Investment Agreement shall apply to this Amendment mutatis mutandis.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

THE COMPANY:

AGILON HEALTH TOPCO, INC.

By:	/s/ Kenneth Bellendir
Name: Kenneth Bellendir
Title: Vice President & Secretary

[Signature Page to First Amendment to the Investment Agreement]

PURCHASERS:

THE NEW ECONOMY FUND

By: Capital Research and Management Company, for and on behalf of The New Economy Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SMALLCAP WORLD FUND, INC.

By: Capital Research and Management Company, for and on behalf of SMALLCAP World Fund, Inc.

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

[Signature Page to First Amendment to Investment Agreement]